SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 4, 2003

Eastman Chemical Company

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12626	62-1539359

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 N. Eastman Road Kingsport, Tennessee		37660

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(423) 229-2000

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURE
INDEX TO EXHIBITS

ITEM 5.     Other Events.

      On December 4, 2003, the Board of Directors of Eastman Chemical Company (the “Company”) approved the Amendment, dated as of December 4, 2003 (the “Amendment”), to the Stockholder Protection Rights Agreement, dated as of December 13, 1993 (the “Rights Agreement”), between the Company and First Chicago Trust Company of New York, as rights agent. The Amendment extends the expiration date of the Rights and the term of the Rights Agreement to December 4, 2013 and makes other modifications to the Rights Agreement. The Rights Agreement had previously been amended by the Agreement of Substitution and Amendment of Stockholder Protection Rights Agreement (the “Substitution Agreement”), dated as of April 23, 2003, which substitutes American Stock Transfer & Trust Company as rights agent.

      The foregoing description of the Substitution Agreement and the Amendment is qualified in its entirety by reference to the full text of the Substitution Agreement and the Amendment, copies of which have been filed as exhibits hereto and are incorporated herein by reference.

ITEM 7.     Exhibits.

(a)	Financial Statements of Business Acquired: N/A

(b)	Pro Forma Financial Information: None

(c)	Exhibits:

Number	Exhibit

4.1	Agreement of Substitution and Amendment of Stockholder Protection Rights Agreement, dated as of April 23, 2003, between the Company and American Stock Transfer & Trust Company, as rights agent (incorporated herein by reference to Exhibit 4.1 to the Post-Effective Amendment No. 1 to Form 10 filed by the Company on December 5, 2003)

4.2	Amendment, dated as of December 4, 2003, to the Stockholder Protection Rights Agreement, dated as of December 13, 1993, between the Company and First Chicago Trust Company of New York, as rights agent, as amended on April 23, 2003 (incorporated herein by reference to Exhibit 4.2 to the Post-Effective Amendment No. 1 to Form 10 filed by the Company on December 5, 2003)

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASTMAN CHEMICAL COMPANY

	By:	/s/ THERESA K. LEE

		Name:	Theresa K. Lee
		Title:	Senior Vice President, Chief Legal
Officer and Corporate Secretary

Dated: December 5, 2003

INDEX TO EXHIBITS

Number	Exhibit

4.1	Agreement of Substitution and Amendment of Stockholder Protection Rights Agreement, dated as of April 23, 2003, between the Company and American Stock Transfer & Trust Company, as rights agent (incorporated herein by reference to Exhibit 4.1 to the Post-Effective Amendment No. 1 to Form 10 filed by the Company on December 5, 2003)

4.2	Amendment, dated as of December 4, 2003, to the Stockholder Protection Rights Agreement, dated as of December 13, 1993, between the Company and First Chicago Trust Company of New York, as rights agent, as amended on April 23, 2003 (incorporated herein by reference to Exhibit 4.2 to the Post-Effective Amendment No. 1 to Form 10 filed by the Company on December 5, 2003)